                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): June 23, 2006



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

Eastman Kodak Company (the Company) realigned its operations effective January 1, 2006, and changed its corporate segment reporting structure beginning with the first quarter of 2006. Additionally, effective January 1, 2006, the Company changed its cost allocation methodologies related to distribution costs, indirect selling, general and administrative expenses, and corporate research and development costs. Further, on January 1, 2006, the Company elected to change its method of costing its U.S. inventories from the LIFO method to the average cost method.

Accounting Principles Generally Accepted in the United States of America require that when a company changes its reportable segments or accounting methodologies, financial statements for prior periods must be reported on a comparable basis and, therefore, restated using the new segment reporting structure or accounting methodologies.

As a result of these requirements, the prior period comparable information for the first quarter of 2005 included in the Company's first quarter 2006 Form 10-Q was reported using: (1) the new reportable segment structure, (2) the changes in cost allocation methodology, and
(3) the change in the costing methodology for U.S. inventory from LIFO to average cost. The purpose of this Form 8-K is to present, for informational purposes, the results of operations for the second, third, and fourth quarters of 2005 and full-year 2005 reflective of the changes referred to above.

The results of operations presented in this Form 8-K are also reflective of the Company's change in allocation methodology related to post employment benefit costs for retirees made in the fourth quarter of 2005.

The results of operations presented in this Form 8-K for the three and six months ended June 30, 2005, the three and nine months ended September 30, 2005, and the three months (on a condensed basis) and full-year ended December 31, 2005 will be reported in the Company's Form 10-Q for the second quarter of 2006, the Form 10-Q for the third quarter of 2006, and the 2006 Form 10-K, respectively, when these Forms are filed with the Securities and Exchange Commission in accordance with their respective due dates.

Eastman Kodak Company
Consolidated Operating Results (Unaudited)
(in millions, except per share data)

                                  For the                 For the
                            Three Months Ended       Six Months Ended
                               June 30, 2005           June 30, 2005
                           --------------------    --------------------
                               As                      As
                           Previously              Previously
                            Reported   Restated     Reported   Restated
                           ----------  --------    ----------  --------

Net sales                    $3,686     $3,686       $6,518     $6,518
Cost of goods sold            2,622      2,648        4,749      4,789
                             ------     ------       ------     ------
  Gross profit                1,064      1,038        1,769      1,729
Selling, general
 and administrative
 expenses                       654        650        1,238      1,231
Research and development
 costs                          276        272          475        468
Restructuring costs and
 other                          253        253          368        368
                             ------     ------       ------     ------
Loss from continuing
 operations before
 interest, other income
 (charges),net and
 income taxes                  (119)      (137)        (312)      (338)
Interest expense                 49         49           87         87
Other charges, net              (37)       (37)          (2)        (2)
                             ------     ------       ------     ------
Loss from continuing
 operations before income
 taxes                         (205)      (223)        (401)      (427)
Benefit for income taxes        (64)       (68)        (119)      (125)
                             ------     ------       ------     ------
Loss from continuing
 operations                    (141)      (155)        (282)      (302)
Earnings from discontinued
 operations, net of
 income taxes                     -          -            1          1
                             ------     ------       ------     ------
Net loss                     $ (141)    $ (155)      $ (281)    $ (301)
                             ======     ======       ======     ======

Basic and diluted net loss
 per share:
  Continuing operations      $ (.49)    $ (.54)      $ (.98)    $(1.05)
  Discontinued operations         -          -            -          -
                             ------     ------       ------     ------
Total                        $ (.49)    $ (.54)      $ (.98)    $(1.05)
                             ======     ======       ======     ======

Eastman Kodak Company
Consolidated Operating Results (Unaudited) (continued)
(in millions, except per share data)

                                  For the                 For the
                            Three Months Ended       Nine Months Ended
                            September 30, 2005      September 30, 2005
                           --------------------    --------------------
                               As                      As
                           Previously              Previously
                            Reported   Restated     Reported   Restated
                           ----------  --------    ----------  --------

Net sales                    $3,553     $3,553      $10,071    $10,071
Cost of goods sold            2,620      2,631        7,369      7,420
                             ------     ------       ------     ------
  Gross profit                  933        922        2,702      2,651
Selling, general
 and administrative
 expenses                       673        670        1,911      1,901
Research and development
 costs                          217        212          692        680
Restructuring costs and
 other                          163        163          531        531
                             ------     ------       ------     ------
Loss from continuing
 operations before
 interest, other income
 (charges),net and
 income taxes                  (120)      (123)        (432)      (461)
Interest expense                 57         57          144        144
Other charges, net               (9)        (9)         (11)       (11)
                             ------     ------       ------     ------
Loss from continuing
 operations before income
 taxes                         (186)      (189)        (587)      (616)
Provision for income taxes      853        726          734        601
                             ------     ------       ------     ------
Loss from continuing
 operations                  (1,039)      (915)      (1,321)    (1,217)
Earnings from discontinued
 operations, net of
 income taxes                     1          1            2          2
                             ------     ------       ------     ------
Net loss                    $(1,038)    $ (914)     $(1,319)   $(1,215)
                             ======     ======       ======     ======

Basic and diluted net (loss)
 earnings per share:
  Continuing operations      $(3.62)    $(3.19)      $(4.59)    $(4.23)
  Discontinued operations       .01        .01          .01        .01
                             ------     ------       ------     ------
Total                        $(3.61)    $(3.18)      $(4.58)    $(4.22)
                             ======     ======       ======     ======

Eastman Kodak Company
Consolidated Operating Results (continued)
(in millions, except per share data)

                                  For the                 For the
                            Three Months Ended     Twelve Months Ended
                            December 31, 2005       December 31, 2005
                           --------------------    --------------------
                               As                      As
                           Previously              Previously
                            Reported   Restated     Reported   Restated
                           (Unaudited)(Unaudited)            (Unaudited)
                           ----------  --------    ----------  --------

Net sales                    $4,197     $4,197      $14,268    $14,268
Cost of goods sold            3,226      3,230       10,617     10,650
                             ------     ------       ------     ------
  Gross profit                  971        967        3,651      3,618
Selling, general
 and administrative
 expenses                       767        767        2,668      2,668
Research and development
 costs                          212        212          892        892
Restructuring costs and
 other                          159        159          690        690
                             ------     ------       ------     ------
Loss from continuing
 operations before interest,
 other income (charges),net
 and income taxes              (167)      (171)        (599)      (632)
Interest expense                 67         67          211        211
Other income, net                55         55           44         44
                             ------     ------       ------     ------
Loss from continuing
 operations before income
 taxes                         (179)      (183)        (766)      (799)
(Benefit) provision for
 income taxes                   (45)       (46)         689        555
                             ------     ------       ------     ------
Loss from continuing
 operations                    (134)      (137)      (1,455)    (1,354)
Earnings from discontinued
 operations, net of
 income taxes                   148        148          150        150
Loss from cumulative effect
 of accounting change, net
 of income taxes                (57)       (57)         (57)       (57)
                             ------     ------       ------     ------
Net loss                     $  (43)    $  (46)     $(1,362)   $(1,261)
                             ======     ======       ======     ======

Basic and diluted net (loss)
 earnings per share:
  Continuing operations      $ (.47)    $ (.48)      $(5.05)    $(4.70)
  Discontinued operations       .52        .52          .52        .52
  Cumulative effect of
   accounting change, net      (.20)      (.20)        (.20)      (.20)
                             ------     ------       ------     ------
Total                        $ (.15)    $ (.16)      $(4.73)    $(4.38)
                             ======     ======       ======     ======

Eastman Kodak Company
Segment Results (Unaudited)
(in millions)

                                  For the                 For the
                            Three Months Ended       Six Months Ended
                               June 30, 2005           June 30, 2005
                           --------------------    --------------------
                               As                      As
                           Previously              Previously
                            Reported   Restated     Reported   Restated
                           ----------  --------    ----------  --------
Net sales:

Digital & Film
  Imaging Systems (DFIS)     $2,151     $    -       $3,952     $    -
Consumer Digital
  Imaging Group (CDG)             -        671            -      1,224
Film and Photofinishing
  Systems Group (FPG)             -      1,503            -      2,771
Graphic Communications
  Group (GCG)                   794        794        1,162      1,162
Health Group (HG)               694        694        1,320      1,320
All Other                        47         24           84         41
                             ------     ------       ------     ------
Consolidated total           $3,686     $3,686       $6,518     $6,518
                             ======     ======       ======     ======

Earnings (loss) from continuing operations before interest, other income (charges), net and income taxes:

Digital & Film
  Imaging Systems (DFIS)     $  193     $    -       $  197     $    -
Consumer Digital
  Imaging Group (CDG)             -        (52)           -       (110)
Film and Photofinishing
  Systems Group (FPG)             -        244            -        315
Graphic Communications
  Group (GCG)                   (33)       (42)         (53)       (76)
Health Group (HG)               103        109          174        187
All Other                       (43)       (57)         (85)      (109)
                             ------     ------       ------     ------
Total of segments               220        202          233        207
Restructuring costs
  and other                    (339)      (339)        (545)      (545)
                             ------     ------       ------     ------
Consolidated total           $ (119)    $ (137)      $ (312)    $ (338)
                             ======     ======       ======     ======

Eastman Kodak Company
Segment Results (Unaudited)(continued)
(in millions)


                                  For the                 For the
                            Three Months Ended       Six Months Ended
                               June 30, 2005           June 30, 2005
                           --------------------    --------------------
                               As                      As
                           Previously              Previously
                            Reported   Restated     Reported   Restated
                           ----------  --------    ----------  --------
Earnings (loss) from
  continuing operations:

Digital & Film
  Imaging Systems (DFIS)     $  149     $    -       $  161     $    -
Consumer Digital
  Imaging Group (CDG)             -        (42)           -        (92)
Film and Photofinishing
  Systems Group (FPG)             -        188            -        259
Graphic Communications
  Group (GCG)                   (22)       (29)         (23)       (42)
Health Group (HG)                79         84          142        153
All Other                       (38)       (48)         (75)       (95)
                             ------     ------       ------     ------
Total of segments               168        153          205        183
Restructuring costs
  and other                    (339)      (339)        (545)      (545)
Lucky Film impairment           (19)       (19)         (19)       (19)
Property sales                   13         13           13         13
Interest expense                (49)       (49)         (87)       (87)
Other corporate items             5          5           10         10
Tax on contribution              (6)        (6)          (6)        (6)
Income tax effects on above
  items and taxes not
  allocated to segments          86         87          147        149
                             ------     ------       ------     ------
Consolidated total           $ (141)    $ (155)      $ (282)    $ (302)
                             ======     ======       ======     ======

Eastman Kodak Company
Segment Results (Unaudited)(continued)
(in millions)

                                  For the                 For the
                            Three Months Ended       Nine Months Ended
                            September 30, 2005      September 30, 2005
                           --------------------    --------------------
                               As                      As
                           Previously              Previously
                            Reported   Restated     Reported   Restated
                           ----------  --------    ----------  --------
Net sales:

Digital & Film
  Imaging Systems (DFIS)     $1,995     $    -       $5,947     $    -
Consumer Digital
  Imaging Group (CDG)             -        659            -      1,883
Film and Photofinishing
  Systems Group (FPG)             -      1,353            -      4,124
Graphic Communications
  Group (GCG)                   886        886        2,048      2,048
Health Group (HG)               635        635        1,955      1,955
All Other                        37         20          121         61
                             ------     ------       ------     ------
Consolidated total           $3,553     $3,553      $10,071    $10,071
                             ======     ======       ======     ======

Earnings (loss) from continuing operations before interest, Other income (charges), net and income taxes:

Digital & Film
  Imaging Systems (DFIS)     $  108     $    -       $  305     $    -
Consumer Digital
  Imaging Group (CDG)             -        (61)           -       (171)
Film and Photofinishing
  Systems Group (FPG)             -        174            -        489
Graphic Communications
  Group (GCG)                    15          7          (38)       (69)
Health Group (HG)                90         96          264        283
All Other                       (55)       (61)        (140)      (170)
                             ------     ------       ------     ------
Total of segments               158        155          391        362
Restructuring costs
  and other                    (278)      (278)        (823)      (823)
                             ------     ------       ------     ------
Consolidated total           $ (120)    $ (123)      $ (432)    $ (461)
                             ======     ======       ======     ======

Eastman Kodak Company
Segment Results (Unaudited)(continued)
(in millions)

                                  For the                 For the
                            Three Months Ended       Nine Months Ended
                            September 30, 2005      September 30, 2005
                           --------------------    --------------------
                               As                      As
                           Previously              Previously
                            Reported   Restated     Reported   Restated
                           ----------  --------    ----------  --------
Earnings (loss) from
  continuing operations:

Digital & Film
  Imaging Systems (DFIS)     $   95     $    -       $  256     $    -
Consumer Digital
  Imaging Group (CDG)             -        (23)           -       (115)
Film and Photofinishing
  Systems Group (FPG)             -         55            -        314
Graphic Communications
  Group (GCG)                    (6)        (8)         (29)       (50)
Health Group (HG)                89         31          231        184
All Other                       (20)       (20)         (95)      (115)
                             ------     ------       ------     ------
Total of segments               158         35          363        218
Restructuring costs
  and other                    (278)      (278)        (823)      (823)
Lucky Film impairment             -          -          (19)       (19)
Asset impairment                (21)       (21)         (21)       (21)
Property sales                   28         28           41         41
Interest expense                (57)       (57)        (144)      (144)
Other corporate items             4          4           14         14
Tax on contribution               -          -           (6)        (6)
Income tax effects on above
  items and taxes not
  allocated to segments        (873)      (626)        (726)      (477)
                             ------     ------       ------     ------
Consolidated total          $(1,039)    $ (915)     $(1,321)   $(1,217)
                             ======     ======       ======     ======

Eastman Kodak Company
Segment Results (continued)
(in millions)

                                  For the                 For the
                            Three Months Ended      Twelve Months Ended
                             December 31, 2005       December 31, 2005
                           --------------------    --------------------
                               As                      As
                           Previously              Previously
                            Reported   Restated     Reported   Restated
                           (Unaudited)(Unaudited)            (Unaudited)
                           ----------  --------    ----------  --------
Net sales:

Digital & Film
  Imaging Systems (DFIS)     $2,513     $    -       $8,460     $    -
Consumer Digital
  Imaging Group (CDG)             -      1,332            -      3,215
Film and Photofinishing
  Systems Group (FPG)             -      1,201            -      5,325
Graphic Communications
  Group (GCG)                   942        942        2,990      2,990
Health Group (HG)               700        700        2,655      2,655
All Other                        42         22          163         83
                             ------     ------       ------     ------
Consolidated total           $4,197     $4,197      $14,268    $14,268
                             ======     ======       ======     ======

Earnings (loss) from continuing operations before interest, other income (charges), net and income taxes:

Digital & Film
  Imaging Systems (DFIS)     $   70     $    -       $  362     $    -
Consumer Digital
  Imaging Group (CDG)             -         40            -       (131)
Film and Photofinishing
  Systems Group (FPG)             -         51            -        540
Graphic Communications
  Group (GCG)                    39         28            1        (41)
Health Group (HG)                82         87          354        370
All Other                       (42)       (61)        (177)      (231)
                             ------     ------       ------     ------
Total of segments               149        145          540        507
Restructuring costs
  and other                    (295)      (295)      (1,118)    (1,118)
Legal settlements               (21)       (21)         (21)       (21)
                             ------     ------       ------     ------
Consolidated total           $ (167)    $ (171)      $ (599)    $ (632)
                             ======     ======       ======     ======

Eastman Kodak Company
Segment Results (continued)
(in millions)

                                  For the                 For the
                            Three Months Ended     Twelve Months Ended
                             December 31, 2005      December 31, 2005
                           --------------------    --------------------
                               As                      As
                           Previously              Previously
                            Reported   Restated     Reported   Restated
                           (Unaudited)(Unaudited)            (Unaudited)
                           ----------  --------    ----------  --------
Earnings (loss) from
  continuing operations:

Digital & Film
  Imaging Systems (DFIS)     $   31     $    -       $  212     $    -
Consumer Digital
  Imaging Group (CDG)             -         52            -        (63)
Film and Photofinishing
  Systems Group (FPG)             -        (13)           -        301
Graphic Communications
  Group (GCG)                    20         17           (9)       (33)
Health Group (HG)                19         21          196        205
All Other                        (8)       (12)         (98)      (127)
                             ------     ------       ------     ------
Total of segments                62         65          301        283
Restructuring costs
  and other                    (295)      (295)      (1,118)    (1,118)
Lucky Film impairment             -          -          (19)       (19)
Asset impairment                 (4)        (4)         (25)       (25)
Legal settlements               (21)       (21)         (21)       (21)
Property sales                    -          -           41         41
Interest expense                (67)       (67)        (211)      (211)
Other corporate items             4          4           18         18
Tax on contribution               -          -           (6)        (6)
Income tax effects on above
  items and taxes not
  allocated to segments         187        181         (415)      (296)
                             ------     ------       ------     ------
Consolidated total           $ (134)    $ (137)     $(1,455)   $(1,354)
                             ======     ======       ======     ======

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          EASTMAN KODAK COMPANY



                                          By: /s/ Richard G. Brown, Jr.
                                          -----------------------------
                                          Richard G. Brown, Jr.
                                          Controller
Date:  June 23, 2006